Exhibit 10.11

GENERAL SECURITY AGREEMENT

This General Security Agreement is dated as of August 3, 2015.

FROM:

EMBER THERAPEUTICS, INC., a Delaware corporation ("Ember")
and

MARIEL THERAPEUTICS, INC., a Delaware corporation ("Mariel") who along with Ember are collectively referred to as the "Debtor")

TO:

KNIGHT THERAPEUTICS INC., a corporation formed under the laws of Canada
(the "Secured Party")

The Debtor and the Secured Party agree as follows :

1.                Security Interest. The Debtor hereby grants to the Secured Party a security interest ("Security Interest") in all right, title and interest of the Debtor in all personal property of the following types, wherever located and whether now owned or hereafter owned or acquired by the Debtor, in all Proceeds and Products thereof in any form, in all parts, accessories, attachments, special tools, additions, replacements, substitutions and accessions thereto or therefor, in all supporting obligations thereof and in all increases or profits received therefrom, including, WITHOUT LIMITATION: Goods (including, but not limited to, Equipment and Inventory); Accounts; Chattel Paper; Documents; Instruments; Investment Property; General Intangibles; Deposit Accounts; and Letter-of-Credit Rights ("Collateral"). To the extent that any of the Collateral consisting of contractual rights (other than Material Contracts (as defined in the Loan Agreement defined below)), licences or permits (excluding, in each case, any proceeds relating thereto or arising therefrom) (the "Unassigned Property") may not be assigned to the Secured Party because (i) the same is not assignable without the consent of the other party or parties thereto and such consent has not been obtained as of the date hereof; (ii) the same is not assignable without complying with stated conditions and such conditions have not been satisfied as of the date hereof; (iii) the same is the subject of an express prohibition against assignment which has not been waived as of the date hereof; or (iv) the assignment of the same would otherwise constitute a breach or permit the acceleration or termination of such Unassigned Property, the Security Interest created hereby on any such Unassigned Property will, until such consent to such assignment, compliance with such conditions or waiver of such express prohibition, breach or right to accelerate or terminate has been obtained, be suspended and will take effect as of the date hereof when such consent or waiver has been obtained or such compliance has been effectuated. Any such Unassigned Property will, to the fullest extent permitted by law, be held by the Debtor as mandatory for the Secured Party and such Unassigned Property will be for the account of the Secured Party, subject to the terms of this Agreement.

2.                 Indebtedness Secured. The Security Interest secures payment of any and all of the Obligations (as defined in that certain Loan Agreement dated as of the date hereof, executed by and between the Debtor and the Secured Party (as amended, modified and restated from time to time, the "Loan Agreement")).

3.                 Representations and Warranties of the Debtor. The Debtor represents and warrants, and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant that: (a) any and all trade names, division names, assumed names or other names under which the Debtor transacts any part of its business are specified in an appropriate schedule hereto; the Debtor's business address and chief executive office or principal office are specified above or on an appropriate schedule hereto; the Debtor's form and State or jurisdiction of organization are specified in an appropriate schedule hereto, the Debtor's Tax ID Number and Organizational Number, if any, are specified on the Schedule hereto, and the Debtor's records concerning the Collateral are kept at one of the addresses specified above; (b) each Account, General Intangible and Chattel Paper constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay it ("Account Debtor"); and no Account Debtor has any defense, setoff, claim or counterclaim against the Debtor which can be asserted against the Secured Party, whether in any proceeding to enforce the Collateral or otherwise; (c) the amounts represented from time to time by the Debtor to the Secured Party as owing by each Account Debtor or by all Account Debtors will be and are the correct amounts actually and unconditionally owing by such Account Debtor or Debtors individually and in the aggregate, except for normal cash discounts where applicable; (d) each Instrument and each Document constituting Collateral is genuine and in all respects what it purports to be; and (e) any Collateral which is a Deposit Account, Commodity Account, Securities Account or letter of credit is specifically described on an appropriate schedule hereto.

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4.                Covenants of the Debtor. So long as this Security Agreement is in effect, the Debtor:

(a)            will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against the Debtor or the Secured Party, except, as to Inventory, purchasers and lessees in the ordinary course of the Debtor's business; (b) will send to the Secured Party upon demand, all Documents and all Chattel Paper (duly endorsed to the Secured Party) constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping documents, delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or any part thereof; (c) will send to the Secured Party, on request following an Event of Default which has not been waived and is continuing, all credit and other information respecting the financial condition of any Account Debtor; (d) will keep the Collateral in good condition and repair; and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy insuring the Collateral; (e) will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement; (f) in connection herewith, will authorize or otherwise execute and deliver to the Secured Party such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as the Secured Party may reasonably request, and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices requested by the Secured Party; and will not, without the prior written consent of the Secured Party, file or authorize or permit to be filed in any public office any financing statement covering any of the Collateral and naming the Debtor as debtor and not naming the Secured Party as secured party; (g) will notify the Secured Party of the particulars of the Debtor's rights under any Commercial Tort Claims promptly after such rights arise; (h) will not place the Collateral in any warehouse which may issue a negotiable document with respect thereto; and (i) will cooperate with the Secured Party in obtaining control of Collateral consisting of Deposit Accounts (in accordance with the Loan Agreement), Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper including, but not limited to, entering into one or more control agreements or assignments, as the Secured Party may request.

5.                 Verification of Collateral. The Secured Party shall have the right to verify all or any Collateral in any manner and through any medium the Secured Party may consider appropriate, and the Debtor agrees to furnish all assistance and information and perform any acts which the Secured Party may reasonably require in connection therewith and to pay all of the Secured Party's reasonable costs therefor.

6.                 Notification and Payments.

Following the occurrence of an Event of Default which has not been waived or cured and is continuing, the Secured Party may (i) notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to the Secured Party; and (ii) enforce obligations of an Account Debtor or other person obligated on Collateral and exercise the rights of the Debtor with respect to the obligation of the Account Debtor, and with respect to property that secures

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the obligation of an Account Debtor or other persons obligated on the Collateral. All payments on and from Collateral received by the Secured Party directly or from the Debtor shall be applied to the Obligations in such order and manner and at such time as the Secured Party shall, in its sole discretion, determine. The Secured Party may demand of the Debtor in writing, before or after notification to Account Debtors and without waiving in any manner the Security Interest, that any payments on and from the Collateral received by the Debtor: (i) shall be held by the Debtor in trust for the Secured Party in the same medium in which received; (ii) shall not be commingled with any assets of the Debtor; and (iii) shall be delivered to the Secured Party in the form received, properly endorsed to permit collection, not later than the next business day following the day of their receipt; and the Debtor shall comply with such demand. The Debtor shall also promptly notify the Secured Party of the return to or repossession by the Debtor of Goods underlying any Collateral, and the Debtor shall hold the same in trust for the Secured Party and shall dispose of the same as the Secured Party directs.

7.                Registered Holder of Collateral. If any Collateral consists of investment securities, the Debtor authorizes the Secured Party, following the occurrence of an Event of Default which has not been waived or cured and is continuing, to transfer the same or any part thereof into its own name or that of its nominee so that the Secured Party or its nominees may appear of record as the sole owner thereof, and the Debtor waives all rights to be advised of or to receive any notices, statements or communications received by the Secured Party or its nominees as such record owner, and agrees that no proxy or proxies given by the Secured Party to the Debtor or its designee as aforesaid shall thereafter be effective.

8.                 Income from and Interest on Collateral Consisting of Instruments.

(a)           At all times other than the during the continuance of an Event of Default, the Debtor reserves the right to receive all income from or interest on the Collateral consisting of Instruments, and if the Secured Party receive any such income or interest prior to such Event of Default, the Secured Party shall pay the same promptly to the Debtor.

(b)           Following the occurrence of an Event of Default which has not been waived or cured and is continuing, the Debtor will not demand or receive any income from or interest on such Collateral, and if the Debtor receives any such income or interest without any demand by it, same shall be held by the Debtor in trust for the Secured Party in the same medium in which received, shall not be commingled with any assets of the Debtor and shall be delivered to the Secured Party in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. The Secured Party may apply the net cash receipts from such income or interest to payment of any of the Obligations, provided that the Secured Party shall account for and pay over to the Debtor any such income or interest remaining after payment in full of the Obligations.

9.                 Increases, Profits, Payments or Distributions.

(a)            Following the occurrence of an Event of Default which has not been waived or cured and is continuing, the Debtor authorizes the Secured Party: (i) to receive any increase in or profits on the Collateral (including, without limitation, any stock issued as a result of any stock split or dividend, any capital distributions and the like), and to hold the same as part of the Collateral; and (ii) to receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, the issuer; to surrender such Collateral or any part thereof in exchange therefor; and to hold the net cash receipts from any such payment or distribution as part of the Collateral.

(b)            If the Debtor receives any such increase, profits, payments or distributions, the Debtor will receive and deliver same promptly to the Secured Party on the same terms and conditions set forth in paragraph 8(b) hereof respecting income or interest, to be held by the Secured Party as part of the Collateral.

10.            Events of Default; Remedies.

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(a)           Any Event of Default (as defined in the Loan Agreement) shall constitute an event of default under this Security Agreement (an "Event of Default").

(b)           All or any part of any Obligations not payable on demand shall be immediately due and payable without demand or notice of any kind upon the happening of one or more Events of Default under Sections 11.1(i), (j) or (k) of the Loan Agreement. The provisions of this paragraph are not intended in any way to affect any rights of the Secured Party with respect to any Obligations which may now or hereafter be payable on demand.

(c)           The Secured Party's rights and remedies with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and under any other applicable law, as each of the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party. Following the occurrence of an Event of Default which has not been waived or cured and is continuing, the Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place or places designated by the Secured Party, and the Secured Party may use and operate the Collateral, render the Collateral unusable or dispose of the Collateral in a commercially reasonable manner.

(d)           Without in any way requiring notice to be given in the following time and manner, the Debtor agrees that any notice by the Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor if such notice is mailed by regular or certified mail, postage prepaid, at least ten (10) days prior to such action, to either of the Debtor's address or addresses specified above or to any other address which the Debtor has specified in writing to the Secured Party as the address to which notices hereunder shall be given to the Debtor.

(e)           The Secured Party shall have no obligation to clean up or otherwise prepare the Collateral for sale, and such inaction will not be considered adversely to affect the commercial reasonableness of any such sale of the Collateral.

(f)            The Secured Party may comply with any applicable law requirements in connection with a disposition of the Collateral, and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

(g)           The Secured Party may sell the Collateral without giving any warranties. The Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

(h)           If the Secured Party sells any of the Collateral on credit, the Debtor will be credited only with payments actually made by the purchaser, received by the Secured Party and applied to the Obligations . If the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral, and the Debtor shall be credited with the proceeds of the sale.

(i)             The Debtor agrees to pay on demand all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in enforcing this Security Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any of the Obligations or any guaranty thereof, including, without limitation, if the Secured Party retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the reasonable attorneys' fees and expenses incurred by the Secured Party. Payment of all costs and expenses hereunder is secured by the Collateral.

11.            Miscellaneous.

(a)           The Debtor hereby authorizes the Secured Party, at the Debtor's expense, at any time and from time to time to file in any relevant jurisdiction in the United States any financing statement or statements relating to the Collateral, and amendments thereto or other documents as the

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Secured Party at its option may deem appropriate, (A) that contain the information required by Article 9 of the Uniform Commercial Code of each such applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including without limitation, whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor, (B) without the Debtor's signature thereon, and (C) that contain a description or indication of collateral as "all assets now owned or hereafter acquired by the Debtor or in which the Debtor otherwise has rights" or "all personal property of the Debtor, now owned or hereafter acquired" or words of similar import, and (ii) appoints the Secured Party as the Debtor's attorney-in-fact (without requiring the Secured Party) to perform all other acts which the Secured Party deem appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral. This power of attorney shall not be affected by the subsequent disability or incompetence of the Debtor. Additionally, the Debtor hereby ratifies its authorization for the Secured Party to file in any relevant jurisdiction any financing statements relating to the Collateral if filed prior to the date hereof.

(b)           Following the occurrence of an Event of Default which has not been waived and is continuing, the Secured Party may demand, collect and sue on any of the Accounts, Chattel Paper, Instruments and General Intangibles (in either the Debtor's or the Secured Party's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Obligations or any part thereof; and may endorse the Debtor's name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting Collateral.

(c)             As further security for payment of the Obligations, the Debtor hereby grants to the Secured Party a Security Interest in and lien on any and all property of the Debtor which is or may hereafter be in the possession or control of the Secured Party in any capacity or of any third party acting on its behalf, including, without limitation, all deposit and other accounts and all moneys owed or to be owed by the Secured Party to the Debtor; and with respect to all of such property, the Secured Party shall have the same rights hereunder as it has with respect to the Collateral. Without limiting any other right of the Secured Party, whenever the Secured Party have the right to declare any of the Obligations to be immediately due and payable (whether or not it has so declared), the Secured Party at its sole election may set off against the Obligations any and all moneys then or thereafter owed to the Debtor by the Secured Party in any capacity, whether or not the Obligations or the obligation to pay such moneys owed by the Secured Party is then due, and the Secured Party shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Secured Party's records subsequent thereto.

(d)           Upon the Debtor's failure to perform any of its duties hereunder, the Secured Party may, but shall not be obligated to, perform any or all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and the Debtor shall pay an amount equal to the cost thereof to the Secured Party on demand by the Secured Party. Payment of all moneys hereunder shall be secured by the Collateral.

(e)            No course of dealing between the Debtor and the Secured Party and no delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any of the Obligations or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The Secured Party may remedy any default by the Debtor hereunder or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Secured Party hereunder are cumulative and may be exercised simultaneously.

(f)            The Secured Party shall have no obligation to take, and the Debtor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument, Document or Chattel Paper constituting Collateral whether or not in the Secured Party's possession. The Secured Party shall not be responsible to the Debtor for loss or damage resulting from the Secured Party's failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. The Debtor waives protest of any Instrument constituting Collateral at any time held by the

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Secured Party on which the Debtor is in any way liable and waives notice of any other action taken by the Secured Party.

(g)           The Debtor authorizes the Secured Party, without notice or demand and without affecting the Debtor's obligations hereunder, from time to time, following the occurrence of an Event of Default which has not been waived or cured and is continuing: (i) to exchange, enforce or release any collateral or any part thereof taken from any party for payment of the Obligations or any part thereof; (ii) to release, substitute or modify any obligation of any endorser, guarantor or other party in any way obligated to pay the Obligations or any part thereof, or any party who has given any security, mortgage or other interest in any other collateral as security for the payment of the Obligations or any part thereof; (iii) following the occurrence of an Event of Default which has not been waived and is continuing as hereinabove provided, to direct the order or manner of disposition of the Collateral and any and all other collateral and the enforcement of any and all endorsements, guaranties and other obligations relating to the Obligations or any part thereof, as the Secured Party, in its sole discretion, may determine; and (iv) to determine how, when and what application of payments and credits, if any, shall be made on the Obligations or any part thereof.

(h)            The rights and benefits of the Secured Party hereunder shall, if the Secured Party so direct, inure to any party acquiring any interest in the Obligations or any part thereof.

(i)             The Secured Party and the Debtor as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties.

(j)             If more than one debtor executes this Security Agreement, the term "Debtor" shall include each as well as all of them and their obligations, warranties and representations hereunder shall be joint and several.

(k)           No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made, except by a written agreement subscribed or otherwise authenticated by the Debtor and by duly authorized officers of the Secured Party.

(l)                    This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation the provisions of New York General Obligations Law Section 5-1401 and 5-1402. The Debtor hereby irrevocably and unconditionally attorns and submits to the non-exclusive jurisdiction of the courts of the State of New York, provided that nothing herein shall prevent the Secured Party from proceeding at its election against the Debtor in the courts of any other state, country or jurisdiction.

(m)          All capitalized terms, unless otherwise defined in this Security Agreement, shall have the definitions set forth in the Uniform Commercial Code adopted in the State of New York, as the same may from time to time be in effect.

(n)            The Debtor hereby irrevocably appoints the Secured Party as the Debtor's agent with full power, in the same manner, to the same extent and with the same effect as if the Debtor were to do the same: to receive and collect all mail addressed to the Debtor; to direct the place of delivery thereof to any location designated by the Secured Party; to open such mail; to remove all contents therefrom; to retain all contents thereof constituting or relating to the Collateral; and to perform all other acts which the Secured Party deem appropriate to protect, preserve and realize upon the Collateral. The agency hereby created is unconditional and shall not terminate until all of the Obligations is paid in full and until all commitments by the Secured Party to lend funds to the Debtor have expired or been terminated. This power of attorney shall not be affected by the subsequent disability or incompetence of the Debtor.

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(o)           This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until the Secured Party shall actually receive from the Debtor written notice of its discontinuance; provided, however, this Security Agreement shall remain in full force and effect thereafter until all of the Obligations outstanding, or contracted or committed for (whether or not outstanding and whether absolute or contingent, direct or indirect), before the receipt of such notice by the Secured Party, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. If, after receipt of any payment of all or any part of the Obligations, the Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this Security Agreement shall continue in full force notwithstanding any contrary action which may have been taken by the Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Secured Party's rights under this Security Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

(p)           In the event of any inconsistency, contradiction or conflict between the provisions hereof and those of the Loan Agreement, the provisions of the Loan Agreement will prevail to the extent of such inconsistency, contradiction or conflict, save and except if such provision relates strictly to or is legally required for the creation or enforcement of the security interest created and granted hereunder.

(q)           This Security Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one agreement. Any signatory hereto may deliver an executed copy of this agreement by facsimile or electronic mail to a party hereto provided that in such event that party shall promptly deliver to such party an originally executed copy of this agreement.

(r)             TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF REFERENCE IS MADE TO THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF. (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), AMONG STRYKER BIOTECH L.L.C., STRYKER CORPORATION, KNIGHT THERAPEUTICS INC., EMBER THERAPEUTICS, INC. and MARIEL THERAPEUTICS, INC. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE SECURED PARTY (AS DEFINED BELOW), PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE SECURED PARTY ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

[Signature Page Follows]

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IN WITNESS WHEREOF Debtor and Secured Party have executed this Agreement as of the day and year first above written.

Ember’s Address for Notice	EMBER THERAPEUTICS, INC., as Debtor

By: /s/ Joseph Hernandez
Name: Joseph Hernandez
Title: Executive Chairman
Attention:
Email

Mariel's Address for Notice	MARIEL THERAPEUTICS, INC., as Debtor

By: /s/ Joseph Hernandez
Name: Joseph Hernandez
Title: Executive Chairman

Attention:
Email

Secured Party's Address for Notice	KNIGHT THERAPEUTICS INC., as Secured Party

376 Victoria Avenue	By: /s/ Jeffrey Kadanoff
Suite 220	Name: Jeffrey Kadanoff
Westmount, Quebec H3Z 1C3	Title: CFO

Attention: Jeffrey Kadanoff
Email: jkadanoff@gud-knight.com

[Signature Page to General Security Agreement]

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